UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               _________________


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): December 30, 2004


                            Alamosa Holdings, Inc.
         ------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Delaware                      000-32357                75-2890997
----------------------------     ------------------------   -------------------
(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                      Identification No.)


                   5225 S. Loop 289, Lubbock, Texas,    79424
     --------------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


      Registrant's Telephone Number, Including Area Code: (806) 722-1100
                                                          ---------------


                                Not Applicable
   ------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
----------------------------------------------------

On December 27, 2004, Alamosa Holdings, Inc., a Delaware corporation ("Alamosa"), entered into an employment agreement with David E. Sharbutt (the "Sharbutt Agreement") that provides for the continuation of Mr. Sharbutt's employment as Chief Executive Officer of Alamosa and replaces Mr. Sharbutt's existing employment agreement.

The term of Mr. Sharbutt's employment under the Sharbutt Agreement is from January 1, 2005 to December 31, 2007, unless otherwise extended. Under the Sharbutt Agreement, Mr. Sharbutt will receive an initial base salary of $425,000, and will be eligible to receive an annual bonus with an initial target of $340,000. In addition, on the first business day of January of each year, Alamosa's Compensation Committee will grant Mr. Sharbutt the following options, with a per share exercise price equal to the fair market value (as defined in Alamosa's Amended and Restated 1999 Long Term Incentive Plan) of a share of Alamosa common stock on the date of such grant: 80,000 options in 2005, 64,000 options in 2006 and 51,200 options in 2007. The form of Executive Stock Option Agreement is attached as Exhibit 10.3 and is incorporated herein by reference. The Compensation Committee will also grant Mr. Sharbutt the following shares of restricted stock in accordance with Alamosa's Amended and Restated 1999 Long Term Incentive Plan: 60,000 shares in 2005, 48,000 shares in 2006 and 38,400 shares in 2007. The form of Restricted Stock Agreement is attached as Exhibit 10.4 and is incorporated herein by reference.

If Mr. Sharbutt's employment is terminated by Alamosa at any time for cause, as such term is defined in the Sharbutt Agreement, Mr. Sharbutt will be entitled to: (i) his base salary through the date of termination; (ii) payment in lieu of any unused vacation; (iii) any earned annual bonus not yet paid;
(iv) any deferred compensation under any deferred compensation agreement or plan then in effect; (v) certain other compensation already vested; and (vi) reimbursal of certain expenses. If Mr. Sharbutt's employment terminates due to his death or disability, in addition to the above mentioned compensation, Mr. Sharbutt will also be entitled to his base salary, at the rate in effect on the date of termination, through the end of the month in which the termination occurs, and a prorated annual bonus.

If Mr. Sharbutt terminates his employment for good reason, as such term is defined in the Sharbutt Agreement, or Mr. Sharbutt's employment is terminated by Alamosa without cause, Mr. Sharbutt will be entitled to, in addition to the benefits he would receive for termination for cause: (i) an amount equal to his base salary at the rate in effect immediately before such termination (or three times his base salary if his employment is terminated within twelve months following a change in control of Alamosa, as such term is defined in the Sharbutt Agreement); (ii) the higher of his target annual bonus or average annual bonus earned over the preceding two fiscal years (or, three times such amount if the employment is terminated within twelve months following a change in control); (iii) a prorated amount of his annual bonus for the year during which the termination occurs of at least the product of (x) the annual bonus paid for the calendar year preceding the date of termination and (y) the fraction of the calendar year of the termination worked by Mr. Sharbutt; and
(iv) certain other continuing benefits.

The Sharbutt Agreement also contains provisions requiring Mr. Sharbutt to not compete with Alamosa or solicit Alamosa's employees, customers or clients for a period of one year following termination, or for a period of two years if his employment is terminated within twelve months following a change in control of Alamosa, and a confidentiality provision.

A copy of the Sharbutt Agreement is attached as Exhibit 10.1 and is incorporated herein by reference. The description of the Sharbutt Agreement set forth above is qualified in its entirety by reference to the Sharbutt Agreement.

On December 27, 2004, Alamosa also entered into an employment agreement with Kendall Cowan (the "Cowan Agreement") that provides for the continuation of Mr. Cowan's employment as Chief Financial Officer of Alamosa and replaces Mr. Cowan's existing employment agreement.

The term of Mr. Cowan's employment under the Cowan Agreement is from January 1, 2005 to December 31, 2006, unless otherwise extended. Under the Cowan Agreement, Mr. Cowan will receive an initial base salary of $400,000, and will be eligible to receive an annual bonus with an initial target of $280,000. In addition, on the first business day of January of each year, Alamosa's Compensation Committee will grant Mr. Cowan the following options, with a per share exercise price equal to the fair market value (as defined in Alamosa's Amended and Restated 1999 Long Term Incentive Plan) of a share of Alamosa common stock on the date of such grant: 50,000 options in 2005 and 40,000 options in 2006. The form of Executive Stock Option Agreement is attached as
Exhibit 10.3 and is incorporated herein by reference. The Compensation Committee will also grant Mr. Cowan the following shares of restricted stock in accordance with Alamosa's Amended and Restated 1999 Long Term Incentive
Plan: 50,000 shares in 2005 and 40,000 shares in 2006. The form of Restricted Stock Agreement is attached as Exhibit 10.4 and is incorporated herein by reference.


If Mr. Cowan's employment is terminated by Alamosa at any time for cause, as such term is defined in the Cowan Agreement, Mr. Cowan will be entitled to:
(i) his base salary through the date of termination; (ii) payment in lieu of any unused vacation; (iii) any earned annual bonus not yet paid; (iv) any deferred compensation under any deferred compensation agreement or plan then in effect; (v) certain other compensation already vested; and (vi) reimbursal of certain expenses. If Mr. Cowan's employment terminates due to his death or disability, in addition to the above mentioned compensation, Mr. Cowan will also be entitled to his base salary, at the rate in effect on the date of termination, through the end of the month in which the termination occurs, and a prorated annual bonus.

If Mr. Cowan terminates his employment for good reason, as such term is defined in the Cowan Agreement, or Mr. Cowan's employment is terminated by Alamosa without cause, Mr. Cowan will be entitled to, in addition to the benefits he would receive for termination for cause: (i) an amount equal to his base salary at the rate in effect immediately before such termination (or three times his base salary if his employment is terminated within twelve months following a change in control of Alamosa, as such term is defined in the Cowan Agreement); (ii) the higher of his target annual bonus or average annual bonus earned over the preceding two fiscal years (or, three times such amount if the employment is terminated within twelve months following a change in control); (iii) a prorated amount of his annual bonus for the year during which the termination occurs of at least the product of (x) the annual bonus paid for the calendar year preceding the date of termination and (y) the fraction of the calendar year of the termination worked by Mr. Cowan; and (iv) certain other continuing benefits.

The Cowan Agreement also contains provisions requiring Mr. Cowan to not compete with Alamosa or solicit Alamosa's employees, customers or clients for a period of one year following termination, or for a period of two years if his employment is terminated within twelve months following a change in control of Alamosa, and a confidentiality provision.

A copy of the Cowan Agreement is attached as Exhibit 10.2 and is incorporated herein by reference. The description of the Cowan Agreement set forth above is qualified in its entirety by reference to the Cowan Agreement.


Item 9.01  Financial Statements and Exhibits.
---------------------------------------------

     (c)  Exhibits.


Exhibit
Number                Description
-------               -----------

Exhibit 10.1 Employment Agreement, dated as of January 1, 2005, by and between Alamosa and David E. Sharbutt

Exhibit 10.2 Employment Agreement, dated as of January 1, 2005, by and between Alamosa and Kendall Cowan

Exhibit 10.3 Form of Executive Stock Option Agreement under Alamosa's Amended and Restated 1999 Long Term Incentive Plan

Exhibit 10.4 Form of Restricted Stock Agreement under Alamosa's Amended and Restated 1999 Long Term Incentive Plan

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   December 30, 2004


                                               ALAMOSA HOLDINGS, INC.


                                               By: /s/ Kendall W. Cowan
                                                   ---------------------------
                                                   Kendall W. Cowan
                                                   Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number                Description
-------               -----------

Exhibit 10.1 Employment Agreement, dated as of January 1, 2005, by and between Alamosa and David E. Sharbutt

Exhibit 10.2 Employment Agreement, dated as of January 1, 2005, by and between Alamosa and Kendall Cowan

Exhibit 10.3 Form of Executive Stock Option Agreement under Alamosa's Amended and Restated 1999 Long Term Incentive Plan

Exhibit 10.4 Form of Restricted Stock Agreement under Alamosa's Amended and Restated 1999 Long Term Incentive Plan